                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: April 14, 2003

                          COMMISSION FILE NUMBER 1-9838



                                 NS GROUP, INC.

             (Exact name of registrant as specified in its charter)

            KENTUCKY                                             61-0985936
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)



                 530 WEST NINTH STREET, NEWPORT, KENTUCKY 41071
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (859) 292-6809
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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

                  99.1 April 14, 2003 Press Release

Item 9.  REGULATION FD DISCLOSURE

         On April 14, 2003, NS Group, Inc. issued a news release concerning a conference call to be held on April 22, 2003. The press release is attached hereto as Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NS GROUP, INC.

Date: April 14, 2003                         By:  /s/ Thomas J. Depenbrock
                                             -----------------------------
                                             Thomas J. Depenbrock
                                             Vice President, Treasurer and
                                             Chief Financial Officer



                                  EXHIBIT INDEX

No.                        Exhibit
---                        -------

99.1                       April 14, 2003 Press Release

                                                                    EXHIBIT 99.1

FOR IMMEDIATE RELEASE - APRIL 14, 2003



                     NS GROUP ANNOUNCES CONFERENCE CALL AND
                SIMULTANEOUS WEB CAST FOR TUESDAY, APRIL 22, 2003

NEWPORT, KY--(BUSINESS WIRE) -- April 14, 2003 (NYSE: NSS) NS Group, Inc. announced today that the company will host a conference call and simultaneous web cast to review results of the first quarter 2003 on Tuesday, April 22, 2003 at 10:00 a.m. eastern time.

The conference call will be broadcast live over the internet. To access the call via web cast, log on to www.nsgrouponline.com. Please log on at least fifteen minutes prior to the commencement of the call to register, download and/or install any necessary software. The call is also available via telephone. Details concerning the conference call, web cast and replay information are available on the Home Page and under the Investor Relations section of the company's web site, www.nsgrouponline.com.

NS Group is a leading producer of tubular products serving the energy industry and certain industrial markets. The company manufactures and markets seamless and welded tubular steel products used in the drilling, exploration and transmission of oil and natural gas. NS Group is traded on the NYSE under the symbol NSS. For more information about NS Group log on to www.nsgrouponline.com.

                                    #########


CONTACT:          LINDA A. PLEIMAN
                  DIRECTOR OF INVESTOR RELATIONS AND CORPORATE COMMUNICATIONS NS GROUP, INC.
                  (859) 292-6814
                  WWW.NSGROUPONLINE.COM